This is filed pursuant to Rule 497(e).
File Nos. 33-18647 and 811-05398

ALLIANCE CAPITAL LOGO(R)
                                                     ALLIANCE VARIABLE PRODUCTS
                                                       SERIES FUND, INC.

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P.O. BOX 1520, SECAUCUS, NEW JERSEY 07096-1520 TOLL FREE (800) 221-5672

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Alliance Variable Products Series Fund, Inc. (the "Fund") is an open-end se-
ries investment company designed to fund variable annuity contracts and vari-able life insurance policies to be offered by the separate accounts of certain life insurance companies. The Fund currently offers an opportunity to choose among the separately managed pools of assets (the "Portfolios") described be-low which have differing investment objectives and policies.

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              A DIVERSIFIED SELECTION OF INVESTMENT ALTERNATIVES

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PREMIER GROWTH PORTFOLIO -- seeks growth of capital rather than current in-
come. In pursuing its investment objective, the Premier Growth Portfolio will employ aggressive investment policies. Since investments will be made based upon their potential for capital appreciation, current income will be inciden-tal to the objective of capital growth. The Portfolio is not intended for in-vestors whose principal objective is assured income or preservation of capi-tal.

GROWTH AND INCOME PORTFOLIO -- seeks to balance the objectives of reasonable current income and reasonable opportunities for appreciation through invest-ments primarily in dividend-paying common stocks of good quality.

(R) :This is a registered mark used under license from the owner, Alliance Capital Management L.P.

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            PROSPECTUS/May 1, 1997

 Investors are advised to carefully read this Prospectus and to retain it for future reference.

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                             PURCHASE INFORMATION

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The Fund will offer and sell its shares only to separate accounts of certain life insurance companies, for the purpose of funding variable annuity con-tracts and variable life insurance policies. Sales will be made without sales charge at each Portfolio's per share net asset value. Further information can be obtained from Alliance Fund Services, Inc. at the address or telephone num-ber shown above.

An investment in the Fund is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not federally insured by the Federal Deposit In-surance Corporation, the Federal Reserve Board or any other agency.

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                            ADDITIONAL INFORMATION

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This Prospectus sets forth concisely the information which a prospective in-
vestor should know about the Fund and each of the Portfolios before applying for certain variable annuity contracts and variable life insurance policies offered by participating insurance companies. It should be read in conjunction with the Prospectus of the separate account of the specific insurance product which accompanies this Prospectus. A "Statement of Additional Information" dated May 1, 1997, which provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated herein by reference. For a free copy, call or write Alli-ance Fund Services, Inc. at the address or telephone number shown above.

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                              EXPENSE INFORMATION
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SHAREHOLDER TRANSACTION EXPENSES

  The Fund has no sales load on purchases or reinvested dividends, deferred sales load, redemption fee or exchange fee. Shareholder transaction expenses shown are net of expense reimbursement.

                                                                        GROWTH
                                                              PREMIER     AND
                                                              GROWTH    INCOME
                                                             PORTFOLIO PORTFOLIO
                                                             --------- ---------
  ANNUAL PORTFOLIO OPERATING EXPENSES
   (as a percentage of average net assets)
   Management Fees.........................................     .72%      .63%
   Other Expenses..........................................     .23%      .19%
                                                                ---       ---
   Total Portfolio Operating Expenses......................     .95%      .82%
                                                                ===       ===

EXAMPLE

  You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (cumulatively through the end of each time period).

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Premier Growth Portfolio........................  $10     $30     $53     $117
Growth and Income Portfolio.....................  $ 8     $26     $46     $101

  The purpose of the foregoing table is to assist the investor in understand-ing the various costs and expenses that an investor in the Fund will bear di-rectly and indirectly. Expense Information for the Premier Growth Portfolio and Growth and Income Portfolio have been restated to reflect current fees. The expenses listed in the table for the Premier Growth Portfolio and Growth and Income Portfolio are net of voluntary expense reimbursements, which are not required to be continued indefinitely; however, the Adviser intends to continue such reimbursements for the foreseeable future. The expenses of the Portfolios, before expense reimbursements, would be: Premier Growth Portfolio:
Management Fees -- 1.00%, Other Expenses -- .23% and Total Portfolio Operating Expenses -- 1.23%; Growth and Income Portfolio: Management Fees -- .63%, Other Expenses -- .19% and Total Portfolio Operating Expenses -- .82%. The example should not be considered representative of future expenses; actual expenses may be greater or less than those shown.

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                             FINANCIAL HIGHLIGHTS
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  The following information as to net asset value, ratios and certain supple-
mental data for each of the periods shown below has been audited by Ernst & Young LLP, the Fund's independent auditors, whose unqualified report thereon (referring to Financial Highlights) appears in the Statement of Additional In-formation. The following information should be read in conjunction with the financial statements and related notes included in the Statement of Additional Information. Further information about the Fund's performance is contained in the Fund's annual report, which is available without charge upon request.

                                      PREMIER GROWTH PORTFOLIO
                          -------------------------------------------------------------
                              YEAR ENDED DECEMBER 31,                 JUNE 26, 1992(A)
                          ----------------------------------------           TO
                           1996       1995       1994       1993      DECEMBER 31, 1992
                          -------    -------    -------    -------    -----------------
Net asset value, begin-
 ning of period.........  $ 17.80    $ 12.37    $ 12.79    $ 11.38         $10.00
                          -------    -------    -------    -------         ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment
  income(b).............      .08(c)     .09(c)     .03(c)     -0-(c)         .06(c)
 Net realized and
  unrealized gain (loss)
  on investments........     3.29       5.44       (.41)      1.43           1.32
                          -------    -------    -------    -------         ------
 Net increase (decrease)
  in net asset value
  from operations.......     3.37       5.53       (.38)      1.43           1.38
                          -------    -------    -------    -------         ------
LESS: DIVIDENDS AND DIS-
 TRIBUTIONS
 Dividends from net in-
  vestment income.......     (.10)      (.03)      (.01)      (.01)           -0-
 Distributions from net
  realized gains........    (5.37)      (.07)      (.03)      (.01)           -0-
                          -------    -------    -------    -------         ------
 Total dividends and
  distributions.........    (5.47)      (.10)      (.04)      (.02)           -0-
                          -------    -------    -------    -------         ------
 Net asset value, end of
  period................  $ 15.70    $ 17.80    $ 12.37    $ 12.79         $11.38
                          =======    =======    =======    =======         ======
TOTAL RETURN
 Total investment return
  based on net asset
  value(d)..............    22.70%     44.85%     (2.96)%    12.63%         13.80%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of pe-
  riod (000's omitted)..  $96,434    $29,278    $37,669    $13,659         $3,760
 Ratio to average net
  assets of:
 Expenses, net of waiv-
  ers and reimburse-
  ments.................      .95%       .95%       .95%      1.18%           .95%(e)
 Expenses, before waiv-
  ers and reimburse-
  ments.................     1.23%      1.19%      1.40%      2.05%          4.20%(e)
 Net investment income..      .52%       .55%       .42%       .22%           .96%(e)
 Portfolio turnover
  rate..................       32%        97%        38%        42%            14%
 Average commission rate
  paid(f)                  $.0609        -0-        -0-        -0-            -0-

-------
(a) Commencement of operations.
(b) Net of expenses reimbursed or waived by the investment adviser.
(c) Based on average shares outstanding.
(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and re-demption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.
(e) Annualized.
(f) For fiscal years beginning on or after September 1, 1995, a fund is re-quired to disclose its average commission rate per share for trades on which commissions are charged.

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                              FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

                                GROWTH AND INCOME PORTFOLIO
                          ----------------------------------------------------
                                  YEAR ENDED DECEMBER 31,
                          ----------------------------------------------------
                            1996       1995       1994        1993       1992
                          --------    -------    -------     -------    ------
Net asset value, begin-
 ning of period.........  $  15.79    $ 11.85    $ 12.18     $ 10.99    $10.35
                          --------    -------    -------     -------    ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment
  income(a).............       .24(b)     .27(b)     .10 (b)     .01(b)    .10(b)
 Net realized and
  unrealized gain (loss)
  on investments........      3.18       3.94       (.16)       1.27       .71
                          --------    -------    -------     -------    ------
 Net increase (decrease)
  in net asset value
  from operations.......      3.42       4.21       (.06)       1.28       .81
                          --------    -------    -------     -------    ------
LESS: DIVIDENDS AND DIS-
 TRIBUTIONS
 Dividends from net in-
  vestment income.......      (.25)      (.13)      (.10)       (.06)     (.17)
 Distributions from net
  realized gains........     (2.56)      (.14)      (.17)       (.03)      -0-
                          --------    -------    -------     -------    ------
 Total dividends and
  distributions.........     (2.81)      (.27)      (.27)       (.09)     (.17)
                          --------    -------    -------     -------    ------
 Net asset value, end of
  period................  $  16.40    $ 15.79    $ 11.85     $ 12.18    $10.99
                          ========    =======    =======     =======    ======
TOTAL RETURN
 Total investment return
  based on net asset
  value(c)..............     24.09%     35.76%      (.35)%     11.69%     7.92%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of pe-
  riod (000's omitted)..  $126,729    $41,993    $41,702     $22,756    $7,803
 Ratio to average net
  assets of:
 Expenses, net of waiv-
  ers and reimburse-
  ments.................       .82%       .79%       .90%       1.18%      .99%
 Expenses, before waiv-
  ers and reimburse-
  ments.................       .82%       .79%       .91%       1.28%     2.09%
 Net investment income..      1.58%      1.95%      1.71%       1.76%     2.42%
 Portfolio turnover
  rate..................        87%       150%        95%         69%       49%
 Average commission rate
  paid(d)...............    $.0602        -0-        -0-         -0-       -0-

--------
(a) Net of expenses reimbursed by the investment adviser.
(b) Based on average shares outstanding.
(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and re-demption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.
(d) For fiscal years beginning on or after September 1, 1995, a fund is re-quired to disclose its average commission rate per share for trades on which commissions are charged.

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                         DESCRIPTION OF THE PORTFOLIOS
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INTRODUCTION TO THE FUND

The Fund was established as a corporation in Maryland. The Fund is an open-end management investment company commonly known as a "mutual fund" whose shares are offered in separate series each referred to as a "Portfolio." Because the Fund offers multiple Portfolios, it is known as a "series fund." Each Portfo-lio is a separate pool of assets constituting, in effect, a separate fund with its own investment objectives and policies.

A shareholder in a Portfolio will be entitled to his or her pro rata share of all dividends and distributions arising from that Portfolio's assets and, upon redeeming shares of that Portfolio, the shareholder will receive the then cur-rent net asset value of that Portfolio represented by the redeemed shares. (See "Purchase and Redemption of Shares"). While the Fund has no present in-tention of doing so, the Fund is empowered to establish, without shareholder approval, additional portfolios which may have different investment objec-tives.

The Fund currently has 19 Portfolios, two of which are offered by this Pro-spectus: the Premier Growth Portfolio and the Growth and Income Portfolio.

The Fund is intended to serve as the investment medium for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

It is conceivable that in the future it may be disadvantageous for variable annuity and variable life insurance separate accounts to invest simultaneously in the Fund. Currently, however, the Fund does not foresee any disadvantage to the holders of variable annuity contracts and variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Fund's Directors intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in re-sponse thereto.

The investment objectives and policies of each Portfolio are set forth below. There can be, of course, no assurance that any of the Portfolios will achieve its respective investment objectives.

INVESTMENT OBJECTIVES AND POLICIES

GENERAL

Each Portfolio has different investment objectives which it pursues through separate investment policies as described herein. The differences in objec-tives and policies among the Portfolios determine the types of portfolio secu-rities in which each Portfolio invests, and can be expected to affect the de-gree of risk to which each Portfolio is subject and each Portfolio's yield or return. Each Portfolio's investment objectives cannot be changed without ap-proval by the holders of a majority of such Portfolio's outstanding voting se-curities, as defined in the Investment Company Act of 1940, as amended (the "Act"). The Fund may change each Portfolio's investment policies that are not designated "fundamental policies" within the meaning of the Act upon notice to shareholders of the Portfolio, but without their approval. The types of port-folio securities in which each Portfolio may invest are described in greater detail below.

PREMIER GROWTH PORTFOLIO

General. The investment objective of the Premier Growth Portfolio is growth of capital by pursuing aggressive investment policies. Since investments will be made based upon their potential for capital appreciation, current income will be incidental to the objective of capital growth. Because of the market risks inherent in any investment, the selection of securities on the basis of their appreciation possibilities cannot ensure against possible loss in value, and there is, of course, no assurance that the Portfolio's investment objective will be met. The Portfolio is therefore not intended for investors whose prin-cipal objective is assured income and conservation of capital.

The Portfolio will invest predominantly in the equity securities (common stocks, securities convertible into common stocks and rights and warrants to subscribe for or purchase common stocks) of a limited number of large, care-fully selected, high-quality U.S. companies that, in the judgment of the Ad-viser, are likely to achieve superior earnings growth. The Portfolio invest-ments in the 25 such companies most highly regarded at any point in time by the Adviser will usually constitute approximately 70% of the Portfolio's net assets. Normally, approximately 40 companies will be represented in the Port-folio's investment portfolio. The Portfolio thus differs from more typical eq-uity mutual funds by investing most of its assets in a relatively small number of intensively researched companies.

The Portfolio will, under normal circumstances, invest at least 85% of the value of its total assets in the equity securities of U.S. companies. The Portfolio defines U.S. companies to be entities (i) that are organized under the laws of the United States and have their principal office in the United States, and (ii) the equity securities of which are traded principally in the United States securities markets.

Within the investment framework described herein, Alfred Harrison, who heads the Adviser's "Large Cap Growth Group," is ultimately responsible for the in-vestment decisions for the Portfolio. In managing the Portfolio's assets, the Adviser's investment strategy emphasizes stock selection and investment in the securities of a limited number of issuers. The Adviser depends heavily upon the fundamental analysis and research of its large internal research staff in making investment decisions for the Portfolio. The research staff generally follows a primary research universe of approximately 600 companies which are considered by the Adviser to have strong management, superior industry posi-tions, excellent balance sheets and the ability to demonstrate superior earn-ings growth. As one of the largest multi-national investment firms, the Ad-viser has access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the managements of most of the companies in its research universe.

The Adviser's analysts prepare their own earnings estimates and financial mod-els for each company followed. While each analyst has responsibility for following companies in one or more identified sectors and/or industries, the lateral structure of the Adviser's research organization and constant communication among the analysts result in decision-making based on the relative attractive-ness of stocks among industry sectors. The focus during this process is on the early recognition of change on the premise that value is created through the dynamics of changing company, industry and economic fundamentals. Research em-phasis is placed on the identification of companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

The Adviser continually reviews its primary research universe of approximately 600 companies to maintain a list of favored securities, the "Alliance 100," considered by the Adviser to have the most clearly superior earnings potential and valuation attraction. The Adviser's concentration on a limited universe of companies allows it to devote its extensive resources to constant intensive research of these companies. Companies are constantly added to and deleted from the Alliance 100 as fundamentals and valuations change. The Adviser's Large Cap Growth Group, in turn, further refines, on a weekly basis, the se-lection process for the Portfolio with each portfolio manager in the Group se-lecting the 25 such companies which appear to the manager to be most attrac-tive at their current prices. These individual ratings are then aggregated and ranked to produce a composite list of the 25 most highly regarded stocks, the "Favored 25." As noted above, approximately 70% of the Portfolio's net assets will usually be invested in the Favored 25 with the balance of the Fund's in-vestment portfolio consisting principally of other stocks in the Alliance 100. Portfolio emphasis upon particular industries or sectors is a by-product of the stock selection process rather than the result of assigned targets or ranges.

In the management of the Portfolio's investment portfolio, the Adviser will seek to utilize market volatility judiciously (assuming no change in company fundamentals) to adjust the Portfolio's positions. The Portfolio will strive to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weaknesses and to sell or reduce overpriced holdings. Under normal circumstances, the Portfolio will remain substantially fully in-vested in equity securities and will not take significant cash positions for market timing purposes. Rather, during a market decline, while adding to posi-tions in favored stocks, the Portfolio will tend to become somewhat more aggressive, gradually reducing somewhat the number of companies represented in the Portfolio's portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Portfolio will tend to become somewhat more conservative, gradually increasing the number of companies represented in the Portfolio's portfolio. Through this "buying into declines" and "selling into strength," the Adviser seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

The Adviser expects the average weighted market capitalization of companies represented in the Portfolio's portfolio (i.e., the number of a company's shares outstanding multiplied by the price per share) to nor-mally be in the range of or exceed the average weighted market capitalization of companies comprising the Standard & Poor's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity based upon the aggre-gate performance of a selected portfolio of publicly traded stocks, including monthly adjustments to reflect the reinvestment of dividends and distribu-tions.

The Portfolio intends to invest in special situations from time to time. A special situation arises when, in the opinion of the Portfolio's management, the securities of a particular company will, within a reasonably estimable pe-riod of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole.

Short Sales. The Premier Growth Portfolio may not sell securities short, ex-cept that it may make short sales "against the box." A short sale is effected by selling a security which the Portfolio does not own, or if the Portfolio does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that the Portfolio con-temporaneously owns or has the right to obtain securities identical to those sold short without payment. Not more than 15% of the value of the Portfolio's net assets will be in deposits on short sales "against the box."

Puts and Calls. The Premier Growth Portfolio may write call options and may purchase and sell put and call options written by others, combinations thereof or similar options. The Portfolio may not write put options. The buyer of an option, upon payment of a premium obtains, in the case of a put option, the right to deliver to the writer of the option and, in the case of a call op-tion, the right to call upon the writer to deliver, a specified number of shares of a specified stock on or before a fixed date at a predetermined price.

Writing, purchasing and selling call options are highly specialized activities and entail greater than ordinary investment risks. When calls written by the Portfolio are exercised, the Portfolio will be obligated to sell stocks below the current market price. A call written by the Portfolio will not be sold un-less the Portfolio at all times during the option period owns either (a) the optioned securities, or securities convertible into or carrying rights to ac-quire the optioned securities, or (b) an offsetting call option on the same securities.

The Premier Growth Portfolio will not sell a call option written or guaranteed by it if, as a result of such sale, the aggregate of the Portfolio's securi-ties subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Portfolio's total assets. The Portfolio will not sell any call option if such sale would result in more than 10% of the Portfolio's assets being committed to call op-tions written by the Portfolio, which, at the time of sale by the Portfolio, have a remaining term of more than 100 days.

As noted, the Portfolio may also purchase and sell put and call options writ-ten by others, combinations thereof, or similar options, but the aggregate cost of all outstanding options purchased and held by the Port-folio shall at no time exceed 10% of the Portfolio's total assets. There are markets for put and call options written by others and the Portfolio may from time to time sell or purchase such options in such markets. If an option is not so sold and is permitted to expire without being exercised, its premium would be lost by the Portfolio.

Options on Market Indices. The Portfolio may purchase and sell exchange-traded index options. An option on a securities index is similar to an option on a se-curity except that, rather than the right to take or make delivery of a secu-rity at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

GROWTH AND INCOME PORTFOLIO

The Growth and Income Portfolio's investment objective is to seek reasonable cur-rent income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality. Whenever the eco-nomic outlook is unfavorable for investment in common stock, investments in other types of securities, such as bonds, convertible bonds, preferred stock and convertible preferred stocks may be made by the Portfolio. Purchases and sales of portfolio securities are made at such times and in such amounts as are deemed advisable in light of market, economic and other conditions.

OTHER INVESTMENT POLICIES AND TECHNIQUES

Except as otherwise noted below, the following description of other investment policies is applicable to all of the Portfolios:

 REPURCHASE AGREEMENTS

Each Portfolio may enter into agreements pertaining to U.S. Government Securi-ties.

A repurchase agreement arises when a buyer purchases a security and simultane-ously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate. Such agreements permit the Portfolio to keep all of its assets at work while retaining "overnight" flexi-bility in pursuit of investment of a longer-term nature. Each Portfolio re-quires continual maintenance for its account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the re-sale price. In the event a vendor defaulted on its repurchase obligation, the Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor's bankruptcy, the Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. The Fund's Board of Directors has established pro-cedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Portfolios enter into repurchase agreement transactions.

 WRITING COVERED CALL OPTIONS

Each Portfolio may write covered call options listed on one or more national securities exchanges. A call option gives the purchaser of the option, upon payment of a premium to the writer of the option, the right to purchase from the writer of the option a specified number of shares of a speci-fied security on or before a fixed date, at a predetermined price. A Portfolio permitted to write call options may not do so unless the Portfolio at all times during the option period owns the optioned securities, or securities convert-ible or carrying rights to acquire the optioned securities at no additional cost. Neither of the Portfolios may write covered call options in excess of 25% of such Portfolio's assets.

A Portfolio may terminate its obligation to the holder of an option written by the Portfolio through a "closing purchase transaction." A Portfolio may not, however, effect a closing purchase transaction with respect to such an option after it has been notified of the exercise of such option. A Portfolio realizes a profit or loss from a closing purchase transaction if the cost of the trans-action is more or less than the premium received by the Portfolio from writing the option. Although the writing of covered call options only on national secu-rities exchanges increases the likelihood of a Portfolio being able to make closing purchase transactions, there is no assurance that a Portfolio will be able to effect closing purchase transactions at any particular time or at an acceptable price. The writing of covered call options could result in increases in the portfolio turnover of a Portfolio, especially during periods when market prices of the underlying securities appreciate.

 OPTIONS

Each Portfolio intends to write call options for cross-hedging purposes. There are no specific limitations on a Portfolio's writing and purchasing of options.

The purchaser of an option, upon payment of a premium, obtains, in the case of a put option the right to deliver to the writer of the option, and in the case of a call option, the right to call upon the writer to deliver, a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Portfolio is "covered" if the Portfolio (i) owns the under-lying security covered by the call (ii) has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's Custodian) upon conversion or exchange of other portfolio securities, or (iii) holds a call on the same security in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash and liquid high-grade debt securities in a segregated account with the Fund's Custodian. A put option written by a Portfolio is "covered" if the Portfolio maintains liq-uid assets with a value equal to the exercise price in a segregated account with the Fund's Custodian, or else holds a put on the same security in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the rela-tionship of the exercise price to the market price and volatility of the under-lying security, the remaining term of the option, supply and demand and inter-est rates.

A call option is written for cross-hedging purposes if a Portfolio does not own the underlying security, but seeks to provide a hedge against a decline in value in another security which the Portfolio owns or has the right to acquire. In such circum-stances, the Portfolio collateralizes its obligation under the option (which is not covered) by maintaining in a segregated account with the Fund's Custodian liquid assets in an amount not less than the market value of the underlying se-curity, marked to market daily.

In purchasing a call option, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security in-creased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchas-ing a put option, a Portfolio would be in a position to realize a gain if, dur-ing the option period, the price of the underlying security declined by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease dur-ing that period by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exer-cised, its premium would be lost by the Portfolio.

The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security. If this occurred, the option could be exercised and the underlying security would then be sold by the option holder to the Portfolio at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security. If this occurred, the option could be exercised and the underlying security would then be sold by the Portfolio at a lower price than its current market value. These risks could be reduced by entering into a closing transaction. See Appendix D to the Statement of Addi-tional Information. A Portfolio retains the premium received from writing a put or call option whether or not the option is exercised.

A Portfolio may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated transactions. A Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for moni-toring the creditworthiness of such entities. Options purchased or written by a Portfolio in negotiated transactions are illiquid and it may not be possible for the Portfolio to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so. See "Illiquid Securities." See Ap-pendix D to the Statement of Additional Information for a further discussion of the use, risks and costs of option trading.

 LOANS OF PORTFOLIO SECURITIES

Each Portfolio of the Fund may make secured loans of its portfolio securities to brokers, dealers and financial institutions provided that cash, U.S. Govern-ment securities, other liquid high-quality debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Portfolio.

The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financial-ly. In determining whether to lend securities to a particular borrower, the Adviser (subject to review by the Directors) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While secu-rities are on loan, the borrower will pay the Portfolio any income earned thereon and the Portfolio may invest any cash collateral in portfolio securi-ties, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. Each Portfolio will have the right to regain record ownership of loaned securities to exer-cise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. Each Portfolio may pay reason-able finders', administrative and custodial fees in connection with a loan. The Directors will monitor the lending of securities by each Portfolio. No more than 30% of the value of the assets of each Portfolio may be loaned at any time, nor will a Portfolio lend its portfolio securities to any officer, director, employee or affiliate of either the Fund or the Adviser.

 FOREIGN SECURITIES

Each of the Portfolios may invest in listed and unlisted foreign securities. The Portfolios may invest in foreign securities without limitation, although the Premier Growth Portfolio intends to invest at least 85% of the value of its total assets in the equity securities of American companies and the Growth and Income Portfolio intends to restrict its investment in foreign securities to issues of high quality. The Portfolios may convert U.S. Dollars into for-eign currency, but only to effect securities transactions on a foreign securi-ties exchange and not to hold such currency as an investment. Each Portfolio may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates.

To the extent a Portfolio invests in foreign securities, consideration is given to certain factors comprising both risk and opportunity. The values of foreign securities investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including with-holding taxes, changes in governmental administration or economic, taxation or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Currency exchange rate movements will increase or reduce the U.S. dollar value of the Portfolio's net assets and income attrib-utable to foreign securities. Costs are incurred in connection with conver-sions between various currencies held by a Portfolio. In addition, there may be substantially less publicly available information about foreign issuers than about domestic issuers, and foreign issuers may not be subject to ac-counting, auditing and financial reporting standards and requirements compara-ble to those of domestic issuers. Foreign issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the as-sets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps ac-counting records in local currency, inflation accounting rules in some of the countries in which a Portfolio will invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's bal-ance sheet in order to express items in terms of currency of constant purchas-ing power. Inflation accounting may indirectly generate losses or profits. Con-sequently, financial data may be materially affected by restatements for infla-tion and may not accurately reflect the real condition of those issuers and se-curities markets. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers, and foreign brokerage commissions are generally higher than in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmen-tal supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods.

 ILLIQUID SECURITIES

Subject to any more restrictive applicable investment policies, neither of the Portfolios will maintain more than 15% of its net assets in illiquid securi-ties. For purposes of each Portfolio's investment objectives and policies and investment restrictions, illiquid securities include, among others, (a) direct placements or other securities which are subject to legal or contractual re-strictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (b) options purchased by the Portfolio over-the-counter and the cover for options written by the Portfolio over-the-counter, and (c) repurchase agreements not terminable within seven days. Securities eligible for resale under Rule 144A under the Se-curities Act of 1933, as amended, that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for pur-poses of this limitation. The Adviser will monitor the liquidity of such secu-rities under the supervision of the Board of Directors. See the Statement of Additional Information for further discussion of illiquid securities.

 FIXED-INCOME SECURITIES

The value of the shares of each Portfolio that invests in fixed-income securi-ties will fluctuate with the value of such investments. The value of each Port-folio's investments will change as the general level of interest rates fluctu-ates. During periods of falling interest rates, the values of a Portfolio's se-curities generally rise. Conversely, during periods of rising interest rates, the values of a Portfolio's securities generally decline.

In seeking to achieve a Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realiza-tion of capital losses on securities in a Portfolio's portfolio will be un-avoidable. Moreover, medium- and lower-rated securities and non-rated securi-ties of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Portfolio.

 SECURITIES RATINGS

The ratings of fixed-income securities by S&P, Moody's, Duff & Phelps and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect prob-able future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

 DEFENSIVE POSITION

When business or financial conditions warrant, the Premier Growth Portfolio and the Growth and Income Portfolio may assume a temporary defensive position and invest without limit in high grade fixed income securities or hold their assets in cash equivalents, including (i) short-term obligations of the U.S. Govern-ment and its agencies or instrumentalities, (ii) certificates of deposit, bank-ers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit In-surance Corporation, and (iii) commercial paper of prime quality rated A-1 or higher by S&P or Prime-1 or higher by Moody's or, if not rated, issued by com-panies which have an outstanding debt issue rated AA or higher by S&P or Aa or higher by Moody's.

 PORTFOLIO TURNOVER

Generally, the Fund's policy with respect to turnover of securities held in the Portfolios is to purchase securities for investment purposes and not for the purpose of realizing short-term trading profits or for the purpose of exercis-ing control. When circumstances warrant, however, securities may be sold with-out regard to the length of time held.

The annual portfolio turnover rate of the Premier Growth Portfolio may be in excess of 100%. Although the Fund cannot accurately predict its annual portfo-lio turnover rate, the Adviser does not expect the annual portfolio turnover of the Growth and Income Portfolio to exceed 100%. A 100% annual portfolio turn-over rate would occur, for example, if all of the stocks in a portfolio were replaced in a period of one year. A 100% turnover rate is greater than that of most other investment companies, including those which emphasize capital appre-ciation as a basic policy, and may result in correspondingly greater brokerage commissions being paid by the Portfolio and a higher incidence of short-term capital gain taxable as ordinary income. It is anticipated that the annual portfolio turnover rate of the Growth and Income Portfolio may be in excess of 50% but less than 100%. See "Dividends, Distributions and Taxes."

A high rate of portfolio turnover involves correspondingly greater expenses than a lower rate, which expenses must be borne by the Portfolio and its share-holders. High portfolio turnover also may result in the realization of substan-tial net short-term capital gains. In order to continue to qualify as a regu-lated investment company for Federal tax purposes, less than 30% of the annual gross income of a Portfolio must be derived from the sale of securities held by the Portfolio for less than three months. See "Dividends, Distributions and Taxes."

CERTAIN FUNDAMENTAL INVESTMENT POLICIES

The Fund has adopted certain fundamental investment policies applicable to the Portfolios which may not be changed with respect to a Portfolio without the ap-proval of the shareholders of a Portfolio. Certain of those fundamental invest-ment policies are set forth below. For a complete listing of such fundamental investment policies, see the Statement of Additional Information.

Briefly, with respect to the Premier Growth Portfolio and the Growth and Income Portfolio, these fundamental investment policies provide that a Portfolio may not: (i) invest in securities of any one issuer (including repurchase agree-ments with any one entity) other than securities issued or guaranteed by the United States Government, if immediately after such purchases more than 5% of the value of its total assets would be invested in such issuer, except that 25% of the value of the total assets of a Portfolio may be invested without regard to such 5% limitation; (ii) acquire more than 10% of any class of the outstand-ing securities of any issuer (for this purpose, all preferred stock of an is-suer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class); (iii) invest more than 25% of the value of its total assets at the time an investment is made in the securities of issuers con-ducting their principal business activities in any one industry, except that there is no such limitation with respect to U.S. Government securities or cer-tificates of deposit, bankers' acceptances and interest-bearing deposits. For purposes of this investment restriction, the electric, gas, telephone and water business shall each be considered as a separate industry; (iv) borrow money, except that a Portfolio may borrow money only for extraordinary or emergency purposes and then only in amounts not exceeding 15% of its total assets at the time of borrowing; (v) mortgage, pledge or hypothecate any of its assets, ex-cept as may be necessary in connection with permissible borrowings described in paragraph (iv) above (in an aggregate amount not to exceed 15% of total assets of a Portfolio); (vi) invest in illiquid securities if immediately after such investment more than 10% of the Portfolio's total assets (taken at market val-ue) would be invested in such securities; or (vii) invest more than 10% of the value of its total assets in repurchase agreements not terminable within seven days.

In addition, the Fund has adopted an investment policy, which is not designated a "fundamental policy" within the meaning of the Act, of intending to have each Portfolio comply at all times with the diversification requirements prescribed in Section 817(h) of the Internal Revenue Code or any successor thereto and the applicable Treasury Regulations thereunder. This policy may be changed upon no-tice to shareholders of the Fund, but without their approval.

--------------------------------------------------------------------------------
                            MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

DIRECTORS

John D. Carifa, Chairman of the Board and President, is President and Chief Operating Officer, the Chief Financial Officer and a Director of Alliance Cap-ital Management Corporation ("ACMC"), the sole general partner of the Adviser, with which he has been associated since prior to 1992.

Ruth Block is a Director of Ecolab Incorporated (specialty chemicals) and Amoco Corporation (oil and gas). She was formerly an Executive Vice President and the Chief Insurance Officer of The Equitable Life Assurance Society of the United States since prior to 1992.

David H. Dievler was formerly President of the Fund, and a Senior Vice Presi-dent of ACMC, with which he had been associated since prior to 1992. He is currently an independent consultant.

John H. Dobkin is President of Historic Hudson Valley (historic preservation) since prior to 1992. Previously, he was Director of the National Academy of Design. From 1987 to 1992, he was a Director of ACMC.

William H. Foulk, Jr. is an investment adviser and an independent consultant. He was formerly a Senior Manager of Barrett Associates, Inc., a registered in-vestment adviser, with which he had been associated since prior to 1992.

Dr. James M. Hester is President of the Harry Frank Guggenheim Foundation and a Director of Union Carbide Corporation since prior to 1992. He was formerly President of New York University, The New York Botanical Garden and Rector of the United Nations University.

Clifford L. Michel is a member of the law firm of Cahill Gordon & Reindel, with which he has been associated since prior to 1992. He is president and Chief Executive Officer of Wenonah Development Company (investments) and a Di-rector of Placer Dome, Inc. (mining).

Donald J. Robinson was formerly a partner at Orrick, Herrington & Sutcliffe and is currently Senior Counsel to that firm. He was also a Trustee of the Mu-seum of the City of New York from 1977-1995.

ADVISER

Alliance Capital Management L.P. (the "Adviser"), a Delaware limited partner-ship with principal offices at 1345 Avenue of the Americas, New York, New York 10105 has been retained under an investment advisory agreement (the "Invest-ment Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of each of the Fund's Portfolios subject to the general supervision and control of the Board of Directors of the Fund. The employee of the Adviser principally responsible for the Premier Growth Portfolio's investment program since its inception is Alfred Harrison, who is Vice Chairman of ACMC, with which he has been associated since prior to 1992. The employee of the Adviser principally responsible for the Growth and Income Portfolio's investment program since its inception is

Paul Rissman, who is a Vice President of ACMC with which he has been associ-ated since prior to 1992.

The Adviser is a leading international investment manager supervising client accounts with assets as of December 31, 1996 totaling more than $182 billion (of which approximately $63 billion represented the assets of investment com-panies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 52 registered investment companies managed by the Ad-viser comprising 110 separate investment portfolios currently have over two million shareholders. As of December 31, 1996, the Adviser was retained as an investment manager by 34 of the Fortune 100 companies.

ACMC, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equi-table Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly owned sub-sidiary of the Equitable Companies Incorporated, a holding company which is controlled by AXA, a French insurance holding company. Certain information concerning the ownership and control of Equitable by AXA is set forth in the Statement of Additional Information under "Management of the Fund."

The Adviser provides investment advisory services and order placement facili-ties for each of the Fund's Portfolios and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Adviser. The Ad-viser or its affiliates also furnish the Fund, without charge, management su-pervision and assistance and office facilities and provide persons satisfac-tory to the Fund's Board of Directors to serve as the Fund's officers. Each of the Portfolios pays the Adviser at the following annual percentage rate of its average daily net asset value:

Premier Growth Portfolio     1.000%
Growth and Income Portfolio   .625%

The fees are accrued daily and paid monthly. For the year ended December 31, 1996 the Adviser received an advisory fee from the Premier Growth Portfolio and the Growth and Income Portfolio equal to .72% and .63% of each such Port-folio's average net assets, respectively.

EXPENSES OF THE FUND

In addition to the payments to the Adviser under the Investment Advisory Agreement described above, the Fund pays certain other costs including (a) custody, transfer and dividend disbursing expenses, (b) fees of Directors who are not affiliated with the Adviser, (c) legal and auditing expenses, (d) clerical, accounting and other office costs, (e) costs of printing the Fund's prospectuses and shareholder reports, (f) cost of maintaining the Fund's ex-istence, (g) interest charges, taxes, brokerage fees and commissions, (h) costs of stationery and supplies, (i) expenses and fees related to registra-tion and filing with the Commission and with state regulatory authorities, and
(j) cost of certain personnel of the Adviser or its affiliates rendering cler-ical, accounting and other services to the Fund.

As to the obtaining of clerical and accounting services not required to be provided to the Fund by the Adviser under the Investment Advisory Agreement, the Fund may employ its own personnel. For such services, it may also utilize personnel employed by the Adviser or by its affiliates; in such event, the services are provided to the Fund at cost and the payments specifically ap-proved in advance by the Fund's Board of Directors.

For the year ended December 31, 1996, the ordinary operating expenses of the Premier Growth Portfolio were .95% and the Growth and Income Portfolio were
 .82% of each such Portfolio's average net assets, all net of voluntary expense reimbursements.

-------------------------------------------------------------------------------
                       PURCHASE AND REDEMPTION OF SHARES
-------------------------------------------------------------------------------

PURCHASE OF SHARES

Shares of each Portfolio of the Fund are offered on a continuous basis di-rectly by the Fund and by Alliance Fund Distributors, Inc., the Fund's Princi-pal Underwriter, to the separate accounts of certain life insurance companies without any sales or other charge, at each Portfolio's net asset value, as de-scribed below. The separate accounts of insurance companies place orders to purchase shares of each Portfolio based on, among other things, the amount of premium payments to be invested and surrendered and transfer requests to be effected on that day pursuant to variable annuity contracts and variable life insurance policies which are funded by shares of the Portfolios. The Fund re-serves the right to suspend the sale of the Fund's shares in response to con-ditions in the securities markets or for other reasons. Individuals may not place orders directly with the Fund. See the Prospectus of the separate ac-count of the participating insurance company for more information on the pur-chase of Portfolio shares.

The public offering price of each Portfolio's shares is their net asset value. The per share net asset value of each Portfolio is computed in accordance with the Fund's Articles of Incorporation and By-Laws, at the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time), following receipt of a purchase or redemption order by the Fund, on each Fund business day on which such an order is received and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares. The Fund's per share net asset value is computed by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any week-day exclusive of days on which the Exchange is closed (most national holidays and Good Friday). For purposes of this computation, the securities in each Portfolio are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Directors believe would accurately reflect fair market value. Portfolio securities may also be valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair market value of such securities.

REDEMPTION OF SHARES

An insurance company separate account may redeem all or any portion of the shares of any Portfolio in its account at any time at the net asset value per share of that Portfolio next determined after a redemption request in proper form is furnished to the Fund or the Principal Underwriter. Any certificates representing shares being redeemed must be submitted with the redemption re-quest. Shares redeemed are entitled to earn dividends, if any, up to and in-cluding the day redemption is effected. There is no redemption charge. Payment of the redemption price will normally be made within seven days after receipt of such tender for redemption.

The right of redemption may be suspended or the date of payment may be post-poned for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by a Portfolio is not reasonably practicable or as a re-sult of which it is not reasonably practicable for the Fund fairly to deter-mine the value of a Portfolio's net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund. For information regarding how to redeem shares in the Fund please see your insurance company separate account prospectus.

-------------------------------------------------------------------------------
                      DIVIDENDS, DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------

Each of the Portfolios will declare and distribute dividends from net invest-ment income and will distribute its net capital gains, if any, at least annu-ally. Such income and capital gains distributions will be made in shares of such Portfolios.

Each Portfolio of the Fund qualified and intends to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). If so qualified, each Portfolio will not be subject to Federal income or excise taxes on its investment company taxable income and net capital gains to the extent such investment company taxable income and net capital gains are distributed to the separate accounts of insurance companies which hold its shares. Under current tax law, capital gains or dividends from any Portfolio are not currently taxable when left to accumulate within a vari-able annuity (other than an annuity interest owned by a person who is not a natural person) or variable life insurance contract. Distributions of net in-vestment income and net short-term capital gain will be treated as ordinary income and distributions of net long-term capital gain will be treated as long-term capital gain in the hands of the insurance companies.

Section 817(h) of the Code requires that the investments of a segregated asset ac-count of an insurance company be "adequately diversified," in accordance with Treasury Regulations promulgated thereunder, in order for the holders of the variable annuity contracts or variable life insurance policies underlying the account to receive the tax-deferred or tax-free treatment generally afforded holders of annuities or life insurance policies under the Code. The Department of the Treasury has issued Regulations under section 817(h) which, among other things, provide the manner in which a segregated asset account will treat investments in a regu-lated investment company for purposes of the applicable diversification re-quirements. Under the Regulations, if a regulated investment company satisfies certain conditions, a segregated asset account owning shares of the regulated investment company will not be treated as a single investment for these pur-poses, but rather the account will be treated as owning its proportionate share of each of the assets of the regulated investment company. Each Portfo-lio plans to satisfy these conditions at all times so that the shares of each Portfolio owned by a segregated asset account of a life insurance company will be subject to this treatment under the Code.

For information concerning federal income tax consequences for the holders of variable annuity contracts and variable rate insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

-------------------------------------------------------------------------------
                              GENERAL INFORMATION
-------------------------------------------------------------------------------

PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Board of Directors of the Fund, the Adviser is responsible for the investment decisions and the placing of the or-ders for portfolio transactions for the Fund. Portfolio transactions for the Premier Growth Portfolio and the Growth and Income Portfolio are normally ef-fected by brokers.

The Fund has no obligation to enter into transactions in portfolio securities with any broker, dealer, issuer, underwriter or other entity. In placing or-ders, it is the policy of the Fund to obtain the best price and execution for its transactions. Consistent with the objective of obtaining best execution, the Fund may use brokers and dealers who provide research, statistical and other information to the Adviser.

There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Fund determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage and research and statistical services provided by the executing broker. Consistent with the Rules of Fair Practice of the Na-tional Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Fund may consider sales of shares of the Fund as a factor in the selection of brokers and dealers to enter into portfolio trans-actions with the Fund.

The Fund may from time to time place orders for the purchase or sale of secu-rities on an agency basis with Donaldson, Lufkin & Jenrette Securities Corpo-ration, an affiliate of the Adviser, and with brokers which may have their transactions cleared or settled, or both, by the Pershing Division of Donald-son, Lufkin and Jenrette Securities Corporation, for which Donaldson, Lufkin and Jenrette Securities Corporation may receive a portion of the brokerage commis-sion. In such instances, the placement of orders with such brokers would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that Donaldson, Lufkin & Jenrette Securities Corpo-ration is an affiliate of the Adviser.

ORGANIZATION

The Fund is a Maryland corporation organized on November 17, 1987. The autho-rized capital stock of the Fund consists solely of 10,000,000,000 shares of Common Stock having a par value of $.001 per share, which may, without share-holder approval, be divided into an unlimited number of series. Such shares are currently divided into 19 series, one underlying each Portfolio. Shares of each Portfolio are normally entitled to one vote for all purposes. Generally, shares of all Portfolios vote as a single series on matters, such as the elec-tion of Directors, that affect all Portfolios in substantially the same man-ner. Maryland law does not require a registered investment company to hold an-nual meetings of shareholders and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. Share-holders have available certain procedures for the removal of Directors. Shares of each Portfolio are freely transferable, are entitled to dividends as deter-mined by the Board of Directors and, in liquidation of the Fund, are entitled to receive the net assets of that Portfolio. Shareholders have no preference, pre-emptive or conversion rights. In accordance with current law, it is antic-ipated that an insurance company issuing a variable annuity contract or vari-able life insurance policy that participates in the Fund will request voting instructions from contract or policyholders and will vote shares in the sepa-rate account in accordance with the voting instructions received.

PRINCIPAL UNDERWRITER

Alliance Fund Distributors, Inc., 1345 Avenue of the Americas, New York, New York 10105, an indirect wholly-owned subsidiary of the Adviser, is the Princi-pal Underwriter of shares of the Fund.

CUSTODIAN

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachu-setts 02110, acts as Custodian for the securities and cash of the Fund and as its dividend disbursing agent, but plays no part in deciding on the purchase or sale of portfolio securities.

REGISTRAR AND DIVIDEND-DISBURSING AGENT

Alliance Fund Services, Inc., an indirect wholly-owned subsidiary of the Ad-viser, located at 500 Plaza Drive, Secaucus, New Jersey, 07094, acts as the Fund's registrar and dividend-disbursing agent.

PERFORMANCE INFORMATION

From time to time the Fund advertises its "total return." The Fund's "total return" is its average annual compounded total return for its most recently completed one, five, and ten-year periods (or the period since the Fund's in-ception). The Fund's total return for such a period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such invest-ment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are as-sumed to have been reinvested when paid and the maximum sales charge applica-ble to purchases of Fund shares is assumed to have been paid.

The Fund's total return is not fixed and will fluctuate in response to pre-vailing market conditions or as a function of the type and quality of the se-curities in the Fund's portfolio and the Fund's expenses. Total return infor-mation is useful in reviewing the Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.

Advertisements quoting performance rankings of the Fund as measured by finan-cial publications or by independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc., and advertisements presenting the his-torical record of payments of income dividends by the Fund may also from time to time be sent to investors or placed in newspapers, magazines such as the Wall Street Journal, The New York Times, Barrons, Investor's Daily, Money Mag-azine, Changing Times, Business Week and Forbes or other media on behalf of the Fund.

ADDITIONAL INFORMATION

Any shareholder inquiries may be directed to Alliance Fund Services, Inc. at the address or telephone number shown on the front cover of this Prospectus. This Prospectus and the Statement of Additional Information which has been in-corporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act of 1933, as amended. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

This Prospectus does not constitute an offering in any state in which such of-fering may not lawfully be made.

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